UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 1, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S5)

                 Residential Funding Mortgage Securities I, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE               333-106093-22                 75-2006294
           --------               -------------                 ----------
 (STATE OR OTHER JURISDICTION      (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      Registrant's telephone number, including area code, is (952) 857-7000

                         Exhibit Index located on page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8         OTHER EVENTS.

               On July 28, 2005, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates, Series 2005-S5, pursuant to a Series Supplement, dated as of July 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

ITEM 9    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)            Not applicable

(b)            Not applicable

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

EXHIBIT NUMBER                              SEQUENTIALLY NUMBERED EXHIBIT PAGE

10.1 Series Supplement, dated as of July 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.



                               By: /s/ Heather Anderson
                             Name: Heather Anderson
                            Title: Vice President
Dated:  July 28, 2005

EXHIBIT 10.1

Series Supplement, dated as of July 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.